As filed with the Securities and Exchange Commission on September 18, 2012

Registration No. 333-175108

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 8

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Capital Bank Financial Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	6021	27-1454759
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

121 Alhambra Plaza, Suite 1601

Coral Gables, Florida 33134

(305) 670-0200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Christopher G. Marshall

Chief Financial Officer

121 Alhambra Plaza, Suite 1601

Coral Gables, Florida 33134

(305) 670-0200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

David E. Shapiro, Esq. Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Telephone: (212) 403-1000 Facsimile: (212) 403-2000	Lee A. Meyerson, Esq. Lesley Peng, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Telephone: (212) 455-2000 Facsimile: (212) 455-2502

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐		Accelerated filer ☐
Non-accelerated filer ☒	(Do not check if a smaller reporting company)	Smaller reporting company ☐

The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment is being filed solely for the purpose of filing Exhibits 1.1, 5.1, 10.29 and 23.13. No change is made to the prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 and 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item16. Exhibits and Financial Statements Schedules.

(a)	Exhibits: The list of exhibits is set forth under “Exhibit Index” at the end of this registration statement and is incorporated herein by reference.

(b)	Financial Statement Schedules: None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Coral Gables, Florida on September 18, 2012.

Capital Bank Financial Corp. (Registrant)

By:	/s/ R. EUGENE TAYLOR
Name: R. Eugene Taylor
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to its registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. EUGENE TAYLOR R. Eugene Taylor	Chairman and Chief Executive Officer (Principal Executive Officer)	September 18, 2012

/s/ CHRISTOPHER G. MARSHALL Christopher G. Marshall	Chief Financial Officer (Principal Financial and Accounting Officer)	September 18, 2012

* Richard M. DeMartini	Director	September 18, 2012

* Peter N. Foss	Director	September 18, 2012

* William A. Hodges	Director	September 18, 2012

* Jeffrey E. Kirt	Director	September 18, 2012

* Marc D. Oken	Director	September 18, 2012

*By:	/s/ CHRISTOPHER G. MARSHALL Christopher G. Marshall Attorney-in-fact	September 18, 2012

Exhibit Index

Exhibit Number	Description
1.1	Form of Underwriting Agreement†

2.1	Purchase and Assumption Agreement, dated as of July 16, 2010, among the Federal Deposit Insurance Corporation, Receiver of First National Bank of the South, Spartanburg, South Carolina, the Federal Deposit Insurance Corporation and NAFH National Bank (Single Family Shared-Loss Agreement and Commercial Shared-Loss Agreement included as Exhibits 4.15A and 4.15B thereto, respectively)+

2.2	Purchase and Assumption Agreement, dated as of July 16, 2010, among the Federal Deposit Insurance Corporation, Receiver of Metro Bank of Dade County, Miami, Florida, the Federal Deposit Insurance Corporation and NAFH National Bank (Single Family Shared-Loss Agreement and Commercial Shared-Loss Agreement included as Exhibits 4.15A and 4.15B thereto, respectively)+

2.3	Purchase and Assumption Agreement, dated as of July 16, 2010, among the Federal Deposit Insurance Corporation, Receiver of Turnberry Bank, Aventura, Florida, the Federal Deposit Insurance Corporation and NAFH National Bank (Single Family Shared-Loss Agreement and Commercial Shared-Loss Agreement included as Exhibits 4.15A and 4.15B thereto, respectively)+

2.4	Agreement of Merger of TIB Bank with and into NAFH National Bank, by and between NAFH National Bank and TIB Bank, dated as of April 27, 2011 (incorporated by reference to Exhibit 2.1 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on May 3, 2011)

2.5	Agreement of Merger of Capital Bank with and into NAFH National Bank, by and between NAFH National Bank and Capital Bank, dated as of June 30, 2011 (incorporated by reference to Exhibit 2.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on July 7, 2011)

2.6	Agreement and Plan of Merger of GreenBank with and into Capital Bank, National Association, by and between GreenBank and Capital Bank, National Association, dated as of September 7, 2011 (incorporated by reference to Exhibit 2.9 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on September 12, 2011)

2.7	Plan of Merger adopted by the Board of Directors of North American Financial Holdings, Inc. on September 8, 2011 (incorporated by reference to Appendix A to the prospectus forming a part of North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on September 12, 2011)

2.8

Plan of Merger adopted by the Board of Directors of North American Financial Holdings, Inc. on September 1, 2011 (incorporated by reference to Exhibit 2.2 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on

September 12, 2011)

2.9	Agreement and Plan of Merger, by and between North American Financial Holdings, Inc. and Capital Bank Corporation, dated September 1, 2011 (incorporated by reference to Exhibit 2.3 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on September 12, 2011)

2.10	Agreement and Plan of Merger by and among Southern Community Financial Corporation, Capital Bank Financial Corp. and Winston 23 Corporation, dated March 26, 2012+

2.11	Amendment No. 1 to Agreement and Plan of Merger by and between Southern Community Financial Corporation, Capital Bank Financial Corp. and Winston 23 Corporation, dated as of June 25, 2012 (incorporated by reference to Exhibit 2.11 to our Registration Statement on Form S-1 (File No. 333-182453) filed with the SEC on June 29, 2012)

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation+

3.2	Amended and Restated By-Laws+

4.1	Specimen Class A common stock certificate+

4.2	Registration Rights Agreement, dated as of December 22, 2009, by and between North American Financial Holdings, Inc., FBR Capital Markets & Co., Crestview-NAFH, LLC and the other parties thereto+

4.3	Amendment No. 1, dated as of March 23, 2011, to the Registration Rights Agreement, dated as of December 22, 2009, by and among North American Financial Holdings, Inc., FBR Capital Markets & Co., Crestview-NAFH, LLC and the other parties thereto+

4.4	Amendment No. 2, dated as of November 28, 2011, to the Registration Rights Agreement, dated as of December 22, 2009, by and among North American Financial Holdings, Inc., FBR Capital Markets & Co., Crestview-NAFH, LLC and the other parties thereto+

4.5	In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments respecting long-term debt of subsidiaries of the registrant have been omitted but will be furnished to the SEC upon request

5.1	Opinion of Wachtell, Lipton, Rosen & Katz†

10.1	Employment Agreement between North American Financial Holdings, Inc. and R. Eugene Taylor+

10.2	North American Financial Holdings, Inc. 2010 Equity Incentive Plan+

10.3	Form of Indemnification Agreement between North American Financial Holdings, Inc. and each of its directors and executive officers+

10.4	Registration Rights Agreement dated September 30, 2010, by and between TIB Financial Corp. and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.1 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on October 1, 2010)

10.5	Form of Indemnification Agreement by and between TIB Financial Corp. and its directors and certain officers (incorporated by reference to Exhibit 10.2 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on October 1, 2010)

10.6	Form of Indemnification Agreement by and between TIB Bank and its directors and certain officers (incorporated by reference to Exhibit 10.3 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on October 1, 2010)

10.7	Form of Written Agreement between TIB Financial Corp. and the Federal Reserve Bank of Atlanta (incorporated by reference to Exhibit 10.1 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on September 23, 2010)

10.8	Form of Consent Order between TIB Bank, the Federal Deposit Insurance Corporation and the State of Florida Office of Financial Regulations (incorporated by reference to Exhibit 10.1 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on July 8, 2010)

10.9	Form of Investment Agreement dated as of June 29, 2010, by and among TIB Financial Corp., TIB Bank and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.1 to TIB Financial Corp.’s Current Report on Form 8-K filed with the SEC on June 30, 2010)

10.10	Investment Agreement, dated November 3, 2010, among Capital Bank Corporation, Capital Bank and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on November 4, 2010)

Exhibit Number	Description
10.11	First Amendment to Investment Agreement, dated January 14, 2011, among Capital Bank Corporation, Capital Bank and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on January 14, 2011)

10.12	Contingent Value Rights Agreement dated January 28, 2011, by Capital Bank Corporation (incorporated by reference to Exhibit 10.1 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on January 31, 2011)

10.13	Registration Rights Agreement dated January 28, 2011, by and between Capital Bank Corporation and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.2 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on January 31, 2011)

10.14	Form of Indemnification Agreement by and between Capital Bank Corporation and its directors and certain officers (incorporated by reference to Exhibit 10.3 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on January 31, 2011)

10.15	Form of Indemnification Agreement by and between Capital Bank and its directors and certain officers (incorporated by reference to Exhibit 10.4 to Capital Bank Corporation’s Current Report on Form 8-K filed with the SEC on January 31, 2011)

10.16	Investment Agreement, dated May 5, 2011, among Green Bankshares, Inc., GreenBank and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Green Bankshares’ Current Report on Form 8-K filed with the SEC on May 6, 2011)

10.17	Stock Option Agreement, dated May 5, 2011, between Green Bankshares, Inc. and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.2 to Green Bankshares’ Current Report on Form 8-K filed with the SEC on May 6, 2011)

10.18	Contingent Value Rights Agreement dated September 7, 2011, by Green Bankshares, Inc. (incorporated by reference to Exhibit 10.18 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on September 12, 2011)

10.19	Registration Rights Agreement dated September 7, 2011, by and between Green Bankshares, Inc. and North American Financial Holdings, Inc. (incorporated by reference to Exhibit 10.19 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on September 12, 2011)

10.20

Form of Indemnification Agreement by and between Green Bankshares, Inc. and its directors and certain officers (incorporated by reference to Exhibit 10.20 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on

September 12, 2011)

10.21	Form of Indemnification Agreement by and between GreenBank and its directors and certain officers (incorporated by reference to Exhibit 10.21 to North American Financial Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-176796) filed with the SEC on September 12, 2011)

10.22	Form of North American Financial Holdings, Inc. 2010 Equity Incentive Plan Restricted Stock Award Agreement for Management+

10.23	Form of North American Financial Holdings, Inc. 2010 Equity Incentive Plan Restricted Stock Award Agreement for Directors+

10.24	Form of North American Financial Holdings, Inc. 2010 Equity Incentive Plan Nonqualified Stock Option Agreement for Management+

Exhibit Number	Description
10.25	Form of North American Financial Holdings, Inc. 2010 Equity Incentive Plan Nonqualified Stock Option Agreement for Directors+

10.26	Employment Agreement between Capital Bank Financial Corp. and Christopher G. Marshall+

10.27	Employment Agreement between Capital Bank Financial Corp. and R. Bruce Singletary+

10.28	Employment Agreement between Capital Bank Financial Corp. and Kenneth A. Posner+

10.29	Lead Investor Agreement, dated December 22, 2009, by and among, North American Financial Holdings, Inc., Crestview-NAFH, LLC, R. Eugene Taylor, Christopher G. Marshall, R. Bruce Singletary and Kenneth A. Posner†

21.1	Subsidiaries of Capital Bank Financial Corp.+

23.1	Consent of PricewaterhouseCoopers LLP+

23.2	Consent of PricewaterhouseCoopers LLP+

23.3	Consent of PricewaterhouseCoopers LLP+

23.4	Consent of PricewaterhouseCoopers LLP+

23.5	Consent of PricewaterhouseCoopers LLP+

23.6	Consent of PricewaterhouseCoopers LLP+

23.7	Consent of PricewaterhouseCoopers LLP+

23.8	Consent of Crowe Horwath LLP+

23.9	Consent of Elliott Davis, PLLC+

23.10	Consent of Grant Thornton LLP+

23.11	Consent of Dixon Hughes Goodman LLP (formerly Dixon Hughes PLLC)+

23.12	Consent of Dixon Hughes Goodman LLP+

23.13	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1)†

24.1	Power of Attorney+

99.1	Consent of Oscar A Keller, III+

99.2	Consent of Charles F. Atkins+

99.3	Consent of Martha M. Bachman+

99.4	Consent of Samuel E. Lynch+

+	Previously filed.
†	Filed herewith.